UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01494

GENERAL ELECTRIC S&S U.S. EQUITY FUND

(Exact name of registrant as specified in charter)

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, INC.

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/11

ITEM 1.	REPORTS TO STOCKHOLDERS.

S&S Program

U.S. Equity Fund

Income Fund

Annual Report

December 31, 2011

*	Effective December 30, 2011, the Program Mutual Fund changed its name to the U.S. Equity Fund.

The information provided on the performance pages relates to the GE S&S U.S. Equity Fund and GE S&S Income Fund (each a “Fund” and collectively the “Funds”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-242-0134 or visit the Funds’ website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Index of stocks (S&P 500) and the Barclays Capital U.S. Aggregate Bond Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses or taxes.

The peer universe of underlying funds used for the peer ranking calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Funds.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the S&S Program Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

(Unaudited)

David B. Carlson

Chief Investment Officer — U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Thomas R. Lincoln

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The GE S&S U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, Thomas R. Lincoln, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager or the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund “style neutral” such that it combines both growth and value investment management styles and does not tend to favor either style.

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management (GEAM). He manages the overall U.S. equity investments for GEAM. Mr. Carlson began serving as a portfolio manager for the GE S&S U.S. Equity Fund effective May 2011. Mr. Carlson joined GEAM in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Stephen V. Gelhaus is a Senior Vice President of GEAM. He has been a member of the portfolio management team for the GE S&S U.S. Equity Fund since January 2002. Mr. Gelhaus joined GEAM in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager at GEAM in 1999.

Thomas R. Lincoln is a Senior Vice President of GEAM. He has served on the portfolio management team for the GE S&S U.S. Equity Fund since May 2007. Mr. Lincoln joined GEAM in 1994 as a financial analyst in U.S. Equities. Mr. Lincoln became part of the investment management team for U.S. equities at GEAM in 1997 and a portfolio manager for U.S. equities in 2003.

Paul C. Reinhardt is a Senior Vice President of GEAM. He has been a member of the portfolio management team for the GE S&S U.S. Equity Fund since January 2001. Mr. Reinhardt joined GEAM in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the GE S&S U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.

For the twelve-month period ended December 31, 2011, the Fund returned -2.16%. The S&P 500® Index (S&P 500), the Fund’s benchmark, returned 2.11% and the Fund’s Morningstar peer group of 1,683 U.S. Large Growth Funds returned an average of -2.56% over the same period.

Q.	What market factors affected the funds performance?

A.	Macro events created an extremely volatile market environment for U.S. equities. Macro concerns which whipsawed stocks ranged from European sovereign debt woes, to political unrest in the Mid-East, to Japan’s earthquake and near-nuclear disaster to China’s slowing economy. Meanwhile, Washington’s contentious debt ceiling debate culminated with S&P’s U.S. debt rating downgrade, causing a severe market pull-back in August, erasing the year’s early gains. Debate around the possibility of a double-dip recession intensified in the third quarter, as economic indicators weakened and emerging markets growth slowed. Investors seemed to embrace risk again in the last quarter of the year, as glimmers of hope emerged in Europe in the form of central bank loans to ailing European financial institutions. The Chinese central bank took measures to stimulate growth and positive economic news suggested that the U.S. was withstanding the pressures from the European crisis better than expected.

Amid the macro uncertainties, correlations (i.e., the degree to which individual securities traded in relation to the overall market) spiked, and investors seemed to ignore fundamentals — creating a very difficult

(Unaudited)

stock-picking environment for active managers. In the persistently low interest rate environment, and due to solvency fears in Europe, the S&P 500 financial sector declined 17% in 2011. The most cyclical sectors lagged amid slowing growth fears with the materials (-10%) and industrials (-1%) sectors losing ground. Many investors attempted to shed risk and seek the relative safety of higher-yielding areas of the equity market, including utilities (+20% and the best performing S&P 500 sector), consumer staples (+14%) and health care (+13%). The telecom, consumer discretionary and energy sectors also outperformed within the S&P 500. Technology outperformed, but performance was mixed.

Q.	What were the primary drivers of Fund performance?

A.	The Fund was not positioned for the flight to safety that characterized the year, as the Fund was underweighted in utilities and consumer staples, which cost relative performance. Our valuation discipline kept us light in consumer staples, for example, and we saw greater long-term appreciation potential in other sectors, including technology which was the Fund’s largest overweight versus the S&P 500 at year-end. Key negative performance drivers included stock selection in health care (e.g., Express Scripts (-17%), Hospira (-47%) and underweighting defensive pharmaceuticals like Pfizer (+29%)). Express Scripts’ relationship with Walgreen’s faltered, and the company announced an acquisition, but we continued to believe in the pharmacy benefit manager’s ability to play a powerful role in reducing health care costs. We did not maintain conviction in Hospira, eliminating the position as the leader in generic injectable drugs fell under manufacturing-related FDA scrutiny. Nextel International (-52%) languished amid unfavorable foreign exchange moves and increased competition in the Latin American telecom markets. Due to the increased uncertainties, we reduced the Nextel International position. Goldman Sachs (-46%), CME (-23%) and JP Morgan Chase (-20%) each came under pressure in the difficult environment for financials. Two energy stocks also weighed on returns as cyclicals lagged, including global energy services leader Schlumberger (-17%) and Canadian oil sands producer Suncor (-24%), more than offsetting a positive contribution from the Fund’s small position in takeover target, El Paso Corp. (+93%).

On the other hand, strength in the Fund’s information technology, industrials and materials holdings helped reduce Fund underperformance. Within technology, ADR Baidu (+21%) and Qualcomm (+12%) contributed the most, demonstrating strong earnings growth throughout the year. In materials, strength in industrial gas producer, Praxair (+14%) offset the weakness in Allegheny (-12%) which fell along with steel commodity prices. In industrials, the Fund participated in the IPO of Nielsen Holdings (+17%) and it rose in part due to improving fundamentals in media, as well as a market-leading position in media information and analytics. The Fund continued to hold Nielsen at the end of the period. We also avoided some of the sluggishness in the deep cyclical machinery companies. A timely elimination of Citigroup shielded the Fund from the worst of the beleaguered bank’s declines. Visa (+45%), Amgen (+18%), Gilead (+13%) and American Tower (+17%) were four final key single-stock contributors.

Q.	Were there any significant changes to the fund during the period?

A.	We continued to focus on bottom-up fundamentals, searching for opportunities in the ups and downs of the market. At year-end, the Fund’s largest overweights were in technology, health care and materials and the largest underweights were in consumer staples, industrials and utilities although we construct the Fund on a bottom-up, stock-by-stock basis. We are staying very close to our portfolio companies, monitoring changes in strategic direction and how management teams utilize excess capital. In our view, the U.S. economy remains in a prolonged period of deleveraging, as are many economies around the globe. We continue to emphasize the Fund’s positioning in large cap, high quality companies that we believe have the potential to grow market share and take actions that benefit shareholders.

We continue to expect volatility, especially in light of U.S. budget and debt debates as well as accelerating geopolitical events. In light of recent challenges, in our opinion, S&P 500 earnings revisions have not fallen in a way that would be indicative of a double-dip. We believe a future market rally could be dominated by outperformance by global market share winners that have the ability to meet or beat earnings expectations. Amid rapidly changing market conditions, we will maintain our bottom-up stock selection approach with a focus on the long-term investment horizon.

(Unaudited)

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the share class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**	1,000.00	935.60	0.78
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.40	0.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% (for the period July 1, 2011 - December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Actual Fund Return for the six-month period ended December 31, 2011 was: -6.44%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Top Ten Holdings

as of December 31, 2011 as a % of Fair Value(b) (c)

Apple Inc.	5.09%
Qualcomm Inc.	2.63%
Schlumberger Ltd.	2.59%
Cisco Systems Inc.	2.50%
PepsiCo Inc.	2.29%
Google Inc.	2.26%
Microsoft Corp.	2.24%
Honeywell International Inc.	2.23%
Express Scripts Inc.	2.21%
Visa Inc.	1.93%

Sector Allocation

as a % of the Fair Value of $3,593,992 (in thousands) as of December 31, 2011(b)(c).

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	1,683	1,279	804
Peer group average annual total return	-2.56%	0.34%	1.52%
Morningstar category in peer group: U.S. Large Growth

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2011

(Inception date: 01/01/80)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

GE S&S U.S. Equity Fund	-2.16%	0.07%	2.77%	$13,139

S&P 500 Index	2.11%	-0.25%	2.92%	$13,340

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE S&S U.S. Equity Fund	December 31, 2011

(dollars in thousands)

GE S&S U.S. Equity Fund

	Number of Shares	Fair Value

Common Stock — 98.5%†

Advertising — 1.4%

Omnicom Group Inc.	1,169,987	$52,158

Aerospace & Defense — 4.2%

CAE Inc.	1,293,055	12,559
Hexcel Corp.	424,710	10,282	(a)
Honeywell International Inc.	1,473,280	80,073
Rockwell Collins Inc.	402,732	22,299
United Technologies Corp.	330,912	24,186
		149,399

Agricultural Products — 0.7%

Archer-Daniels-Midland Co.	903,096	25,829

Air Freight & Logistics — 1.4%

FedEx Corp.	287,127	23,978
United Parcel Service Inc.	361,206	26,437
		50,415

Asset Management & Custody Banks — 3.0%

Ameriprise Financial Inc.	463,126	22,990
Invesco Ltd.	1,389,379	27,913
State Street Corp.	1,445,344	58,262	(e)
		109,165

Auto Parts & Equipment — 0.2%

Johnson Controls Inc.	245,426	7,672

Automotive Retail — 0.2%

O’Reilly Automotive Inc.	84,080	6,722	(a)

Biotechnology — 3.7%

Amgen Inc.	991,265	63,649
Gilead Sciences Inc.	1,657,808	67,854	(a)
		131,503

Brewers — 0.3%

Molson Coors Brewing Co.	208,407	9,074

Cable & Satellite — 1.0%

DIRECTV	639,782	27,357	(a)
Liberty Global Inc.	189,044	7,471	(a)
Sirius XM Radio Inc.	854,529	1,555	(a)
		36,383

Casinos & Gaming — 0.7%

Las Vegas Sands Corp.	571,230	24,409	(a)

Coal & Consumable Fuels — 0.0%*

Peabody Energy Corp.	21,518	712

Communications Equipment — 5.1%

Cisco Systems Inc.	4,973,045	$89,913
Qualcomm Inc.	1,730,922	94,681
		184,594

Computer Hardware — 5.3%

Apple Inc.	451,775	182,969	(a)
Hewlett-Packard Co.	277,876	7,158
		190,127

Construction & Farm Machinery & Heavy Trucks — 0.1%

Deere & Co.	46,319	3,583

Consumer Finance — 1.1%

American Express Co.	743,848	35,087
Discover Financial Services	213,592	5,126
		40,213

Data Processing & Outsourced Services — 2.7%

The Western Union Co.	1,449,389	26,466
Visa Inc.	682,835	69,328
		95,794

Department Stores — 0.3%

Macy’s Inc.	388,737	12,510

Diversified Financial Services — 3.2%

Bank of America Corp.	3,158,802	17,563
Comerica Inc.	291,769	7,528
JPMorgan Chase & Co.	2,079,061	69,129
Wells Fargo & Co.	741,002	20,422
		114,642

Diversified Metals & Mining — 0.4%

Freeport-McMoRan Copper & Gold Inc.	379,763	13,971

Drug Retail — 0.6%

CVS Caremark Corp.	500,187	20,398

Electric Utilities — 1.0%

FirstEnergy Corp.	261,203	11,571
ITC Holdings Corp.	96,648	7,334
NextEra Energy Inc.	287,148	17,482
		36,387

Electrical Components & Equipment — 0.7%

Cooper Industries PLC	356,603	19,310
Emerson Electric Co.	157,553	7,340
		26,650

Fertilizers & Agricultural Chemicals — 1.5%

Monsanto Co.	643,213	45,070
Potash Corporation of Saskatchewan Inc.	254,719	10,515
		55,585

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S U.S. Equity Fund	December 31, 2011

(dollars in thousands)

	Number of Shares	Fair Value

General Merchandise Stores — 1.7%

Target Corp.	1,206,048	$61,774

Healthcare Equipment — 2.5%

Baxter International Inc.	170,873	8,455
Covidien PLC	1,512,036	68,057
ResMed Inc.	546,401	13,879	(a)
		90,391

Healthcare Facilities — 0.2%

HCA Holdings Inc.	393,657	8,672	(a)

Healthcare Services — 2.5%

DaVita Inc.	50,936	3,861	(a)
Express Scripts Inc.	1,780,907	79,589	(a)
Omnicare Inc.	138,938	4,786
		88,236

Heavy Electrical Equipment — 0.1%

ABB Ltd. ADR	277,863	5,232

Home Improvement Retail — 0.8%

Lowe’s Companies Inc.	263,498	6,688
The Home Depot Inc.	512,717	21,555
		28,243

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	349,052	11,393

Household Products — 1.0%

The Procter & Gamble Co.	534,064	35,627

Independent Power Producers & Energy Traders — 1.2%

Calpine Corp.	741,002	12,101	(a)
The AES Corp.	2,482,356	29,391	(a)
		41,492

Industrial Conglomerates — 0.2%

Siemens AG ADR	74,100	7,085

Industrial Gases — 1.4%

Praxair Inc.	463,052	49,500

Industrial Machinery — 0.0%*

Eaton Corp.	37,050	1,613

Insurance Brokers — 0.4%

Marsh & McLennan Companies Inc.	435,339	13,765

Integrated Oil & Gas — 4.8%

Chevron Corp.	572,909	$60,958
Exxon Mobil Corp.	582,833	49,401
Hess Corp.	374,875	21,293
Occidental Petroleum Corp.	245,560	23,009
Suncor Energy Inc.	683,373	19,702
		174,363

Integrated Telecommunication Services — 0.8%

AT&T Inc.	578,928	17,507
Verizon Communications Inc.	268,613	10,777
		28,284

Internet Retail — 0.3%

Amazon.com Inc.	65,478	11,334	(a)

Internet Software & Services — 4.7%

Baidu Inc. ADR	491,867	57,288	(a)
Equinix Inc.	298,436	30,261	(a)
Google Inc.	125,531	81,080	(a)
		168,629

Investment Banking & Brokerage — 1.1%

The Goldman Sachs Group Inc.	452,889	40,955

IT Consulting & Other Services — 2.2%

Cognizant Technology Solutions Corp.	439,907	28,290	(a)
International Business Machines Corp.	275,560	50,670
		78,960

Life & Health Insurance — 1.1%

MetLife Inc.	393,657	12,274
Prudential Financial Inc.	523,601	26,243
		38,517

Life Sciences Tools & Services — 0.9%

PerkinElmer Inc.	1,152,262	23,045
Thermo Fisher Scientific Inc.	176,001	7,915	(a)
		30,960

Managed Healthcare — 0.1%

UnitedHealth Group Inc.	74,091	3,755

Movies & Entertainment — 2.2%

The Walt Disney Co.	1,088,323	40,812
Time Warner Inc.	1,101,314	39,801
		80,613

Multi-Line Insurance — 0.3%

Hartford Financial Services Group Inc.	555,779	9,031

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S U.S. Equity Fund	December 31, 2011

(dollars in thousands)

	Number of Shares	Fair Value

Multi-Utilities — 0.4%

Dominion Resources Inc.	185,257	$9,833
Public Service Enterprise Group Inc.	119,612	3,948
		13,781

Oil & Gas Equipment & Services — 2.9%

National Oilwell Varco Inc.	146,237	9,943
Schlumberger Ltd.	1,360,900	92,963
		102,906

Oil & Gas Exploration & Production — 2.4%

Anadarko Petroleum Corp.	751,396	57,354
Apache Corp.	136,615	12,375
Southwestern Energy Co.	498,397	15,919	(a)
		85,648

Oil & Gas Refining & Marketing — 0.2%

Marathon Petroleum Corp.	222,136	7,395

Oil & Gas Storage & Transportation — 0.7%

El Paso Corp.	370,610	9,847
Spectra Energy Corp.	231,563	7,121
The Williams Companies Inc.	231,537	7,645
		24,613

Packaged Foods & Meats — 2.2%

ConAgra Foods Inc.	696,167	18,379
Kraft Foods Inc.	1,413,929	52,824
Nestle S.A. ADR	115,773	6,681
		77,884

Pharmaceuticals — 3.9%

Bristol-Myers Squibb Co.	555,765	19,585
Johnson & Johnson	608,308	39,893
Novartis AG ADR	286,213	16,363
Pfizer Inc.	2,135,918	46,221
Teva Pharmaceutical Industries Ltd. ADR	405,901	16,382
		138,444

Property & Casualty Insurance — 1.9%

ACE Ltd.	757,831	53,139
The Chubb Corp.	242,219	16,766
		69,905

Reinsurance — 0.6%

PartnerRe Ltd.	192,233	12,343
RenaissanceRe Holdings Ltd.	125,044	9,300
		21,643

Research & Consulting Services — 0.2%

Nielsen Holdings N.V.	256,310	7,610	(a)

Security & Alarm Services — 0.3%

Corrections Corporation of America	477,846	9,734	(a)

Semiconductors — 1.2%

Altera Corp.	222,301	$8,247
Intel Corp.	463,126	11,231
Microchip Technology Inc.	166,725	6,107
Texas Instruments Inc.	663,146	19,304
		44,889

Soft Drinks — 2.7%
Coca-Cola Enterprises Inc.	509,289	13,129
PepsiCo Inc.	1,242,662	82,451
		95,580

Specialized Finance — 1.1%

CME Group Inc.	166,613	40,599

Specialty Chemicals — 0.0%*

Celanese Corp.	27,814	1,231

Specialty Stores — 0.4%

Dick’s Sporting Goods Inc.	341,811	12,606

Steel — 1.7%

Allegheny Technologies Inc.	1,267,142	60,569

Systems Software — 3.9%

Microsoft Corp.	3,097,628	80,414
Oracle Corp.	2,270,124	58,229
		138,643

Thrifts & Mortgage Finance — 0.1%

People’s United Financial Inc.	370,467	4,761

Wireless Telecommunication Services — 2.1%

American Tower Corp.	770,403	46,232	(a)
NII Holdings Inc.	1,379,255	29,378	(a)
		75,610

Total Common Stock (Cost $3,281,075)		3,540,370

	Principal Amount	Fair Value
Short-Term Investments — 1.5%

Time Deposit — 1.5%

State Street Corp.
0.01% 01/03/12	$53,622	53,622	(e)
(Cost $53,622)

Total Investments (Cost $3,334,697)		3,593,992

Other Assets and Liabilities, net — 0.0%*		1,730

NET ASSETS — 100.0%		$3,595,722

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Paul M. Colonna

President and Chief Investment Officer — Fixed Income

The GE S&S Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative.

Paul M. Colonna is the President and Chief Investment Officer — Fixed Income and a Director at GEAM. Mr. Colonna joined GEAM in February of 2000 as a portfolio manager and since January 2005, he has led the team of portfolio managers for the GE S&S Income Fund, as well as other fixed income funds managed by GEAM. Mr. Colonna became President — Fixed Income in March 2007. Prior to joining GEAM, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

William M. Healey is a Senior Vice President of GEAM. He has served on the portfolio management team for the GE S&S Income Fund since joining GEAM in 1996. Prior to joining GEAM, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President of GEAM. He has been a member of the portfolio management team for the GE S&S Income Fund since 2007. Mr. Johnson joined GE in 1998 and GEAM as a Vice President and portfolio manager in 2002. Prior to joining GEAM, Mr. Johnson held positions at various insurance companies and public accounting firms.

Vita Marie Pike is a Senior Vice President of GEAM. She has served on the portfolio management team for the GE S&S Income Fund since June 2004. Prior to joining GEAM in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Q.	How did the S&S Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the Fund returned 8.01%. The Barclay’s Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 7.84% and the Fund’s Morningstar peer group of 1,195 U.S. Intermediate-Term Funds returned an average of 5.78% over the same period.

Q.	Discuss the factors that materially affected the Fund’s performance during the period.

A.	Weak economic growth and the deepening crisis in Europe drove U.S. interest rates lower and credit spreads wider in 2011. The drop in interest rates, particularly at the long end of the yield curve had a large impact on the Fund’s performance. While U.S. treasury 2-year notes fell 35 basis points to 0.24%, 10-year and 30-year bond yields fell 142 and 144 basis points respectively, finishing the year at 1.88% and 2.89%. The combination of declining rates and a flatter yield curve benefited the Fund’s performance as it was positioned for most of the year to take advantage of such a movement in the yield curve. U.S. treasuries outperformed other investment grade sectors in 2011 returning 9.81%. Investment grade credit (+8.35%), agency MBS (+6.32%) and commercial MBS (+6.02%) all underperformed treasuries as yield spreads widened. The Fund’s underweight in investment grade credit contributed positively, however, its overweight in commercial MBS dampened performance. Performance was also hurt relative to its benchmark from the allocation to non-index sectors including high yield (BB/B-rated issues returned 6.09%) and emerging market debt (+8.46%). Security selection in the agency MBS and high yield sectors proved beneficial, while specific securities in IG credit and commercial MBS produced a performance drag.

Q.	Were there any significant changes to the Fund during the period?

A.	Late in the first quarter, the Fund’s duration was extended to take advantage of declining interest rates. This long duration bias versus the benchmark was maintained for the

(Unaudited)

balance of the year, with periodic tactical moves back to neutral. During the third quarter, the Fund’s yield curve positioning emphasized heavier allocations to 30-year securities in anticipation of a flatter yield curve. The Fund’s allocation to high yield and emerging market debt were reduced early in the year to avoid expected volatility caused by the European debt crisis. As yield spreads in these sectors widened, the Fund’s allocations were increased in the third and fourth quarters taking advantage of cheaper valuations. The Fund’s underweight in investment grade credit was brought back to neutral in the fourth quarter, while the Fund’s overweight in commercial MBS was reduced in the third quarter.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the share class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**	1,000.00	1,045.90	0.83
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.40	0.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% (for the period July 1, 2011 - December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Actual Fund Return for the six-month period ended December 31, 2011 was: 4.59%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as U.S. Government securities mortgage-backed securities, corporate bonds, and money market instruments.

Quality Ratings

as of December 31, 2011 as a % of Fair Value(b) (c)

Moody’s/S&P Rating *	Percentage of Fair Value

Aaa / AAA	14.44%

Aa / AA	48.33%

A / A	11.34%

Baa / BBB	15.08%

Ba / BB and lower	10.73%

NR / Other	0.08%

100.00%

*	Moody’s Investors Services Inc and Standard & Poor’s are nationally recognized statistical rating organizations.

Sector Allocation

as a % of the Fair Value of $2,926,859 (in thousands) as of December 31, 2011(b) (c).

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	1,195	872	582
Peer group average annual total return	5.78%	5.13%	4.84%
Morningstar Category in peer group: U.S. Intermediate-Term Bond

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2011

(Inception date: 01/03/80)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

GE S&S Income Fund	8.01%	5.56%	5.38%	$16,889

Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	$17,535

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories. Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE S&S Income Fund	December 31, 2011

(dollars in thousands)

GE S&S Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 94.3%†

U.S. Treasuries — 19.6%

U.S. Treasury Bonds
3.13%	11/15/41	$9,393	$9,840
3.75%	08/15/41	137,134	161,283
4.38%	05/15/41	29,014	37,804	(h)
U.S. Treasury Notes
0.24%	10/31/13	118,949	118,967	(d,h)
0.80%	10/31/16	100,340	101,312	(d,h)
0.81%	11/30/16	103,190	103,505	(d)
2.00%	11/15/21	6,649	6,725
			539,436

Agency Mortgage Backed — 29.0%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	505	537	(h)
5.00%	07/01/35 - 06/01/41	17,680	19,370	(h)
5.50%	05/01/20 - 04/01/39	9,658	10,663	(h)
6.00%	04/01/17 - 11/01/37	15,423	17,181	(h)
6.50%	07/01/29	43	49	(h)
7.00%	10/01/16 - 08/01/36	1,840	2,116	(h)
7.50%	09/01/12 - 09/01/33	203	234	(h)
8.00%	11/01/30	10	12	(h)
8.50%	04/01/30 - 05/01/30	28	34	(h)
9.00%	05/01/16 - 11/01/16	88	99	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 12/01/40	37,740	39,911	(h)
4.50%	05/01/18 - 08/01/41	298,593	320,071	(h)
5.00%	07/01/20 - 06/01/41	37,824	41,474	(h)
5.14%	03/01/37	34	34	(i)
5.47%	04/01/37	21	22	(i)
5.50%	01/01/14 - 01/01/39	74,915	81,882	(h)
6.00%	02/01/14 - 08/01/35	21,858	24,388	(h)
6.50%	01/01/14 - 08/01/36	4,015	4,509	(h)
7.00%	08/01/13 - 02/01/34	421	473	(h)
7.50%	08/01/13 - 03/01/34	1,698	1,979	(h)
8.00%	12/01/12 - 11/01/33	905	1,070	(h)
8.50%	04/01/30 - 05/01/31	140	171	(h)
9.00%	01/01/14 - 12/01/22	517	589	(h)
4.00%	TBA	20,690	21,734	(c)
4.50%	TBA	84,405	89,812	(c)
5.00%	TBA	7,777	8,363	(c)
5.50%	TBA	10,210	11,075	(c)
6.00%	TBA	39,888	43,919	(c)
6.50%	TBA	6,768	7,530	(c)
Government National Mortgage Assoc.
1.63%	08/20/23 - 09/20/24	11	12	(h,i)
2.13%	11/20/21 - 10/20/25	15	15	(h,i)

2.38%	05/20/21 - 04/20/24	$16	$16	(h,i)
4.50%	08/15/33 - 03/20/41	30,019	32,819	(h)
5.00%	08/15/33	1,231	1,365	(h)
6.00%	04/15/27 - 09/15/36	3,200	3,664	(h)
6.50%	04/15/19 - 09/15/36	4,269	4,914	(h)
7.00%	03/15/12 - 10/15/36	1,781	2,074	(h)
7.50%	11/15/22 - 10/15/33	597	680	(h)
8.00%	12/15/29 - 06/15/30	7	8	(h)
8.50%	10/15/17	273	308	(h)
9.00%	11/15/16 - 12/15/21	859	958	(h)
4.50%	TBA	2,100	2,287	(c)
5.50%	TBA	1,900	2,132	(c)
			800,553

Agency Collateralized Mortgage Obligations — 2.2%

Collateralized Mortgage Obligation Trust
0.94%	11/01/18	124	122	(d,f,m)
Fannie Mae Whole Loan
0.99%	08/25/43	10,277	209	(g,i)
1.07%	11/25/33	3,889	93	(g,i)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	13,517	107	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24	3,804	227	(g,n)
5.00%	02/15/38	1,480	159	(g,n)
5.00%	05/15/38	2,431	2,720
5.50%	04/15/17	108	1	(g,h,n)
6.10%	10/15/37	15,088	2,469	(g,i)
6.32%	08/15/25	9,777	1,501	(g,i)
6.37%	07/15/37	14,635	2,602	(g,i)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	132	4	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	38	7	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	1,687	231	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	1,364	94	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	241	10	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	1,032	75	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class CI)
5.00%	11/15/17	273	9	(g,h,n)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2011

(dollars in thousands)

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	05/15/18	$499	$27	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	91	1	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33)
8.00%	04/15/20	86	93	(h)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	105	21	(g,h,n)
Federal Home Loan Mortgage Corp. STRIPS (Series 227) (Class IO)
5.00%	12/01/34	537	79	(g,n)
Federal Home Loan Mortgage STRIPS
2.69%	08/01/27	27	24	(d,f,h)
Federal National Mortgage Assoc. REMIC
1.21%	12/25/42	2,117	59	(g,h,i)
5.00%	08/25/38	2,416	2,706
5.00%	02/25/40 - 09/25/40	14,107	2,029	(g,n)
5.71%	07/25/38 - 01/25/41	13,704	1,737	(g,i)
5.76%	02/25/39	33,885	5,582	(g,i)
6.36%	11/25/37	17,292	2,534	(g,i)
Federal National Mortgage Assoc. REMIC (Class B)
3.18%	12/25/22	110	100	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	2,822	3,098
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	2,145	2,465
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
12.40%**	05/25/22	—	3	(g,h)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	310	12	(g,h,n)
7.21%	05/25/18	657	72	(g,h,i)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	514	26	(g,h)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	2,581	212	(g,h,n)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	109	3	(g,h,n)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
15.96%	03/25/31	1,381	1,528	(h,i)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	1,928	2,165

Federal National Mortgage Assoc. STRIPS
1.76%	12/01/34	$1,998	$1,901	(d,f,h)
5.00%	05/25/38	1,867	271	(g,n)
6.00%	01/01/35	1,932	337	(g,h,n)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	2,737	345	(g,h,n)
5.00%	03/25/38	1,997	274	(g,n)
5.50%	12/01/33	655	91	(g,h,n)
7.50%	11/01/23	460	84	(g,h,n)
8.00%	08/01/23 - 07/01/24	219	42	(g,h,n)
8.50%	03/01/17 - 07/25/22	311	48	(g,h,n)
9.00%	05/25/22	110	21	(g,h,n)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	3,241	388	(g,n)
Federal National Mortgage Association REMIC (Series 2008 Class SA )
5.98%	02/25/38	15,786	2,324	(g,i)
Government National Mortgage Assoc.
4.50%	04/16/34 - 08/16/39	55,858	7,185	(g,n)
4.50%	11/20/39	4,936	5,397
5.00%	12/20/35 - 09/20/38	20,951	2,521	(g,n)
Government National Mortgage Assoc. (Class IC)
5.97%	04/16/37	5,847	1,085	(g,i)
Vendee Mortgage Trust
0.37%	04/15/40	19,737	387	(g,h,i)
0.58%	09/15/46	37,529	1,209	(g,i)
0.84%	05/15/33	7,129	270	(g,i)
			59,396

Asset Backed — 0.8%

AmeriCredit Automobile Receivables Trust
0.65%	04/07/14	3,782	3,775	(d,h,i)
Bayview Financial Acquisition Trust
13.71%	02/28/44	2,087	1,868	(d,h,i)
Bear Stearns Asset Backed Securities Trust
6.17%	01/25/34	98	72	(d,i,m)
Capital One Multi-Asset Execution Trust
1.33%	01/15/19	1,000	969	(d,i)
Chase Funding Mortgage Loan Asset-Backed Certificates
3.99%	11/25/33	2,170	1,918
5.75%	11/25/34	236	102	(i,m)
Citicorp Residential Mortgage Securities Inc.
6.04%	09/25/36	2,610	1,816	(h)
Countrywide Asset-Backed Certificates
1.03%	08/25/34	25	24	(i,m)
1.09%	03/25/33	363	284	(h,i)
1.15%	05/25/33	18	14	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2011

(dollars in thousands)

		Principal Amount	Fair Value

1.33%	02/25/35	$940	$919	(h,i)
2.50%	06/25/33	20	18	(d,i,m)
9.38%	08/25/32	143	87	(d,i,m)
10.80%	05/25/36	894	762	(d,i)
14.07%	04/25/32	77	40	(d,i)
First Franklin Mortgage Loan Asset Backed Certificates
13.80%	11/25/36	983	703	(d,i)
GSAA Trust
7.97%	05/25/34	257	211	(d,h,i)
Hertz Vehicle Financing LLC
2.60%	02/25/15	2,000	2,022	(b,h)
Indymac Residential Asset Backed Trust
5.00%	11/25/36	4,943	3,233	(d,h,i)
Irwin Home Equity Corp.
5.00%	02/25/36	337	162	(d,h,i)
Mid-State Trust
7.54%	07/01/35	603	600	(m)
Popular ABS Mortgage Pass-Through Trust
5.30%	11/25/35	2,525	1,699
Residential Asset Mortgage Products Inc.
5.28%	06/25/32	66	52	(d,i,m)
Residential Asset Securities Corp.
13.86%	06/25/33	449	257	(d,i,m)
14.34%	07/25/32	224	128	(d,i,m)
Residential Funding Mortgage Securities II Inc.
5.00%	02/25/34	69	38	(d,i,m)
			21,773

Corporate Notes — 33.5%

Abu Dhabi National Energy Co.
6.25%	09/16/19	500	546	(b)
Adaro Indonesia PT
7.63%	10/22/19	600	652	(b)
Advanced Micro Devices Inc.
7.75%	08/01/20	2,660	2,733	(h)
AES El Salvador Trust
6.75%	02/01/16	600	582	(b)
AES Gener S.A.
5.25%	08/15/21	794	798	(b)
AES Panama S.A.
6.35%	12/21/16	1,632	1,758	(b,h)
Agilent Technologies Inc.
5.50%	09/14/15	2,995	3,301	(h)
Air Jamaica Ltd.
9.38%	07/08/15	57	59
Alcoa Inc.
5.40%	04/15/21	2,708	2,713
5.55%	02/01/17	1,505	1,605

Allergan Inc.
3.38%	09/15/20	$2,688	$2,770
Alliance One International Inc.
10.00%	07/15/16	2,852	2,567	(h)
Alpha Natural Resources Inc.
6.00%	06/01/19	2,628	2,549
ALROSA Finance S.A.
7.75%	11/03/20	2,200	2,189	(b)
America Movil SAB de C.V.
2.38%	09/08/16	2,100	2,094
American Axle & Manufacturing Inc.
7.88%	03/01/17	2,729	2,702
American International Group Inc.
5.85%	01/16/18	4,469	4,371
Amgen Inc.
1.88%	11/15/14	1,516	1,536
2.30%	06/15/16	2,077	2,091
2.50%	11/15/16	1,516	1,534
5.65%	06/15/42	2,684	2,918
Amsted Industries Inc.
8.13%	03/15/18	2,868	3,040	(b,h)
Anadarko Petroleum Corp.
5.95%	09/15/16	6,306	7,148
6.20%	03/15/40	5,409	6,020
6.38%	09/15/17	6,562	7,606
6.45%	09/15/36	1,517	1,730
6.95%	06/15/19	3,601	4,299
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	4,509	4,801	(h)
5.38%	11/15/14	3,660	4,067
Aon Corp.
3.13%	05/27/16	3,560	3,600
ArcelorMittal
5.50%	03/01/21	2,959	2,716
6.75%	03/01/41	3,568	3,208
Arch Coal Inc.
7.00%	06/15/19	2,769	2,824	(b)
Archer-Daniels-Midland Co.
5.77%	03/01/41	5,451	6,884
Arizona Public Service Co.
6.25%	08/01/16	3,165	3,714	(h)
AT&T Inc.
2.95%	05/15/16	2,353	2,452	(h)
5.60%	05/15/18	5,348	6,214
6.40%	05/15/38	4,094	5,058	(h)
6.70%	11/15/13	3,248	3,581	(h)
Australia & New Zealand Banking Group Ltd.
2.40%	11/23/16	4,366	4,325	(b)
Baker Hughes Inc.
3.20%	08/15/21	3,001	3,101	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2011

(dollars in thousands)

		Principal Amount	Fair Value

Banco de Credito del Peru
4.75%	03/16/16	$575	$574	(b)
Banco del Estado de Chile
4.13%	10/07/20	500	511	(b)
Banco do Brasil S.A.
5.88%	01/26/22	2,989	2,992	(b)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	300	299	(b)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	150	152	(b,i)
BanColombia S.A.
5.95%	06/03/21	1,602	1,608
6.13%	07/26/20	520	525
Bank of America Corp.
3.75%	07/12/16	5,945	5,505
5.00%	05/13/21	6,040	5,501
5.42%	03/15/17	11,900	10,736	(h)
5.63%	10/14/16	1,505	1,444
6.50%	08/01/16	8,330	8,389	(h)
Bank of Montreal
1.30%	10/31/14	3,019	3,014	(b)
Baxter International Inc.
1.85%	01/15/17	3,640	3,668
BBVA Bancomer S.A.
4.50%	03/10/16	1,200	1,176	(b)
6.50%	03/10/21	500	482	(b)
Becton Dickinson and Co.
3.13%	11/08/21	4,546	4,703
BG Energy Capital PLC
2.88%	10/15/16	1,538	1,572	(b,h)
4.00%	10/15/21	3,003	3,095	(b,h)
Boise Paper Holdings LLC
8.00%	04/01/20	2,308	2,441	(h)
Bombardier Inc.
7.75%	03/15/20	2,094	2,282	(b,h)
BP Capital Markets PLC
2.25%	11/01/16	4,531	4,560
Braskem Finance Ltd.
5.75%	04/15/21	800	794	(b)
Broadcom Corp.
2.70%	11/01/18	4,547	4,597
Calpine Corp.
7.25%	10/15/17	5,613	5,894	(b,h)
Cargill Inc.
5.20%	01/22/13	5,139	5,366	(b,h)
6.00%	11/27/17	1,749	2,062	(b,h)
Case New Holland Inc.
7.88%	12/01/17	1,598	1,806
Caterpillar Inc.
3.90%	05/27/21	2,967	3,257
CCO Holdings LLC
7.88%	04/30/18	1,390	1,482
8.13%	04/30/20	2,729	2,988

Centrais Eletricas Brasileiras S.A.
5.75%	10/27/21	$1,000	$1,039	(b)
6.88%	07/30/19	550	622	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	2,780	2,951	(b,h)
CenturyLink Inc.
5.15%	06/15/17	2,987	2,961
CenturyLink Inc. (Series G)
6.88%	01/15/28	2,062	1,922
Chesapeake Energy Corp.
6.13%	02/15/21	2,483	2,551
Chesapeake Midstream Partners LP
5.88%	04/15/21	3,621	3,621	(b)
Chrysler Group LLC
8.00%	06/15/19	2,400	2,196	(b)
Cigna Corp.
2.75%	11/15/16	3,030	3,023
4.00%	02/15/22	7,773	7,701
5.38%	02/15/42	5,091	5,062
CIncinnati Bell Inc.
8.25%	10/15/17	4,890	4,914	(h)
Citigroup Inc.
4.50%	01/14/22	7,871	7,572
5.00%	09/15/14	12,186	12,061	(h)
CityCenter Holdings LLC
7.63%	01/15/16	2,660	2,727	(b)
Clarendon Alumina Production Ltd.
8.50%	11/16/21	743	750	(b,h)
CNA Financial Corp.
5.88%	08/15/20	2,943	3,023
CNOOC Finance 2011 Ltd.
4.25%	01/26/21	400	417	(b)
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	1,200	1,251	(b)
Comision Federal de Electricidad
4.88%	05/26/21	600	618	(b)
Consolidated Edison Co of New York Inc.
6.65%	04/01/19	3,033	3,834	(h)
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	2,424	2,957
Corp Lindley S.A.
6.75%	11/23/21	273	278	(b)
Corp Nacional del Cobre de Chile
3.75%	11/04/20	2,254	2,289	(b)
3.88%	11/03/21	1,000	1,018	(b)
5.63%	09/21/35	554	640	(b,h)
Credit Suisse AG
2.60%	05/27/16	2,981	3,021	(b)
Crown Castle Towers LLC
4.88%	08/15/40	2,783	2,844	(b)
6.11%	01/15/40	1,361	1,502	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2011

(dollars in thousands)

		Principal Amount	Fair Value

CSX Corp.
4.25%	06/01/21	$2,934	$3,135
CVS Caremark Corp.
3.25%	05/18/15	1,513	1,595	(h)
5.75%	06/01/17	2,580	3,010	(h)
Danaher Corp.
2.30%	06/23/16	2,970	3,087	(h)
3.90%	06/23/21	594	656	(h)
DaVita Inc.
6.38%	11/01/18	2,660	2,723	(h)
Denbury Resources Inc.
6.38%	08/15/21	2,251	2,352	(h)
8.25%	02/15/20	2,762	3,087	(h)
DENTSPLY International Inc.
2.75%	08/15/16	4,603	4,647
4.13%	08/15/21	3,003	3,098
Development Bank of Kazakhstan JSC
5.50%	12/20/15	800	792	(b)
Digicel Ltd.
8.25%	09/01/17	700	704	(b)
DIRECTV Holdings LLC
3.55%	03/15/15	2,953	3,074
4.75%	10/01/14	2,820	3,046	(h)
Dolphin Energy Ltd.
5.89%	06/15/19	1,602	1,738	(b,h)
Dominion Resources Inc.
1.95%	08/15/16	2,101	2,111
4.90%	08/01/41	1,192	1,287
DPL Inc.
7.25%	10/15/21	2,415	2,608	(b)
Dubai Electricity & Water Authority
7.38%	10/21/20	1,260	1,292	(b)
Duke Realty LP (REIT)
6.50%	01/15/18	4,499	4,971
Ecolab Inc.
3.00%	12/08/16	4,250	4,396
Ecopetrol S.A.
7.63%	07/23/19	533	642
EH Holding Corp.
6.50%	06/15/19	6,063	6,321	(b)
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	534	537	(b)
Empresa Nacional Del Petroleo
4.75%	12/06/21	350	349	(b)
Empresa Nacional del Petroleo
5.25%	08/10/20	1,732	1,827	(b,h)
Energy Transfer Equity LP
7.50%	10/15/20	1,990	2,174
Energy Transfer Partners LP
6.70%	07/01/18	2,082	2,310	(h)

ENN Energy Holdings Ltd.
6.00%	05/13/21	$1,100	$993	(b)
European Investment Bank
1.46%	12/15/14	4,510	4,434	(d)
4.88%	01/17/17	7,600	8,689	(h)
Exelon Corp.
4.90%	06/15/15	3,716	4,004	(h)
Export Credit Bank of Turkey
5.38%	11/04/16	1,600	1,576	(b)
First Citizens St Lucia Ltd.
4.90%	02/09/16	1,100	1,133	(b)
First Horizon National Corp.
5.38%	12/15/15	4,458	4,513
Florida Power & Light Co.
4.13%	02/01/42	2,732	2,818
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	2,660	2,687	(b)
Ford Motor Credit Company LLC
5.00%	05/15/18	4,213	4,224	(h)
5.88%	08/02/21	2,313	2,411	(h)
Forest Oil Corp.
7.25%	06/15/19	3,725	3,800	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	4,216	4,211	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	5,233	5,102
Georgia-Pacific LLC
5.40%	11/01/20	1,293	1,432	(b)
Gilead Sciences Inc.
3.05%	12/01/16	2,430	2,487
4.40%	12/01/21	7,848	8,309
5.65%	12/01/41	3,946	4,369
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	720	754	(b,j)
Goldman Sachs Capital I
6.35%	02/15/34	2,283	1,932
Great Plains Energy Inc.
4.85%	06/01/21	2,966	3,109
Halliburton Co.
3.25%	11/15/21	1,516	1,566
4.50%	11/15/41	1,516	1,555
Hanesbrands Inc.
6.38%	12/15/20	4,507	4,575	(h)
HCA Inc.
6.50%	02/15/20	2,282	2,368
7.50%	02/15/22	2,660	2,720
HealthSouth Corp.
7.75%	09/15/22	2,660	2,617	(h)
Hewlett-Packard Co.
3.00%	09/15/16	3,006	3,027	(h)
4.65%	12/09/21	3,037	3,204

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2011

(dollars in thousands)

		Principal Amount	Fair Value

Host Hotels & Resorts LP (REIT)
6.00%	11/01/20	$5,170	$5,286	(h)
HSBC Finance Corp.
6.68%	01/15/21	6,079	6,288
HSBC Holdings PLC
6.50%	05/02/36	3,433	3,469
Indo Energy Finance BV
7.00%	05/07/18	1,983	1,973	(b)
Indo Integrated Energy BV
9.00%	06/01/12	117	118	(j)
Industrial Bank of Korea
3.75%	09/29/16	1,000	1,007	(b)
ING Bank N.V.
4.00%	03/15/16	1,203	1,162	(b,h)
Ingles Markets Inc.
8.88%	05/15/17	4,696	5,083	(h)
Instituto Costarricense de Electricidad
6.95%	11/10/21	800	812	(b)
Intelsat Jackson Holdings S.A.
7.25%	10/15/20	1,335	1,355
Inter-American Development Bank
1.38%	10/18/16	4,528	4,589
Intergas Finance BV
6.38%	05/14/17	300	306	(b)
Inversiones CMPC S.A.
4.75%	01/19/18	517	539	(b)
IPIC GMTN Ltd.
3.75%	03/01/17	2,222	2,214	(b)
John Deere Capital Corp.
3.15%	10/15/21	1,501	1,530	(h)
JPMorgan Chase & Co.
3.15%	07/05/16	4,519	4,540	(h)
4.35%	08/15/21	14,509	14,653
5.13%	09/15/14	2,198	2,317	(h)
Kazakhstan Temir Zholy Finance BV
6.38%	10/06/20	600	623	(b,h)
KazMunayGas National Co.
9.13%	07/02/18	500	583	(b)
11.75%	01/23/15	500	588	(b)
Kinder Morgan Energy Partners LP
5.80%	03/01/21	1,500	1,698	(h)
Korea Development Bank
3.25%	03/09/16	2,799	2,757	(h)
4.00%	09/09/16	1,627	1,649	(h)
Korea Hydro & Nuclear Power Company Ltd.
4.75%	07/13/21	2,100	2,128	(b,h)
6.25%	06/17/14	750	809	(b,h)
Korea National Oil Corp.
2.88%	11/09/15	2,461	2,455	(b,h)
4.00%	10/27/16	800	822	(b,h)
5.38%	07/30/14	900	957	(b,h)
Kraft Foods Inc.
4.13%	02/09/16	4,495	4,880	(h)

5.38%	02/10/20	$1,469	$1,695
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	6,173	6,517	(h)
4.50%	07/16/18	2,938	3,416	(h)
Levi Strauss & Co.
7.63%	05/15/20	4,229	4,319
Linn Energy LLC
8.63%	04/15/20	2,192	2,378
Listrindo Capital BV
9.25%	01/29/15	1,150	1,251	(b)
Lockheed Martin Corp.
3.35%	09/15/21	3,007	2,991
4.85%	09/15/41	3,007	3,048
Lorillard Tobacco Co.
3.50%	08/04/16	2,987	3,021
7.00%	08/04/41	2,746	2,886
Lyondell Chemical Co.
8.00%	11/01/17	760	830
Majapahit Holding BV
7.75%	10/17/16	650	730	(b)
MDC-GMTN B.V.
5.50%	04/20/21	1,800	1,852	(b)
7.63%	05/06/19	1,500	1,796	(b)
Mega Advance Investments Ltd.
6.38%	05/12/41	354	352	(b)
MetroPCS Wireless Inc.
6.63%	11/15/20	2,500	2,331
Midamerican Energy Holdings Co.
6.13%	04/01/36	3,165	3,780	(h)
Morgan Stanley
3.80%	04/29/16	1,472	1,356
5.50%	07/28/21	1,494	1,381
5.75%	01/25/21	4,450	4,151
Mylan Inc.
7.88%	07/15/20	3,675	4,056	(b,h)
National Agricultural Cooperative Federation
4.25%	01/28/16	1,723	1,749	(b)
5.00%	09/30/14	800	841	(b)
National JSC Naftogaz of Ukraine
9.50%	09/30/14	100	94
Nationwide Mutual Insurance Co.
7.88%	04/01/33	1,316	1,352	(b)
9.38%	08/15/39	589	712	(b)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	500	573
Newfield Exploration Co.
5.75%	01/30/22	3,725	4,023
News America Inc.
6.65%	11/15/37	1,509	1,710
Nextel Communications Inc. (Series E)
6.88%	10/31/13	4,205	4,184
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	5,900	5,954

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2011

(dollars in thousands)

		Principal Amount	Fair Value

Nisource Finance Corp.
6.13%	03/01/22	$3,424	$3,942
Noble Energy Inc.
4.15%	12/15/21	5,442	5,630
Nordea Bank AB
4.88%	05/13/21	6,180	5,223	(b)
Novelis Inc.
8.38%	12/15/17	3,107	3,301
NRG Energy Inc.
7.63%	01/15/18	2,586	2,586
7.63%	05/15/19	1,440	1,411	(b,h)
Occidental Petroleum Corp.
1.75%	02/15/17	3,002	3,041
3.13%	02/15/22	3,002	3,080
Oglethorpe Power Corp.
5.38%	11/01/40	1,498	1,773
ONEOK Partners LP
6.13%	02/01/41	3,145	3,623
Pacific Gas & Electric Co.
5.80%	03/01/37	1,022	1,245
6.05%	03/01/34	3,728	4,615
Pacific Rubiales Energy Corp.
7.25%	12/12/21	1,035	1,040	(b)
PacifiCorp
6.00%	01/15/39	1,850	2,362
6.25%	10/15/37	2,106	2,776
PAETEC Holding Corp.
8.88%	06/30/17	5,725	6,183
Peabody Energy Corp.
6.00%	11/15/18	803	819	(b)
6.25%	11/15/21	1,608	1,664	(b)
Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	1,205	1,365
Pernod-Ricard S.A.
4.45%	01/15/22	4,264	4,467	(b)
Perusahaan Listrik Negara PT
5.50%	11/22/21	400	407	(b)
Petrobras International Finance Co.
3.88%	01/27/16	2,643	2,723
Petroleos Mexicanos
6.00%	03/05/20	1,190	1,321
6.50%	06/02/41	530	596	(b)
8.00%	05/03/19	550	686
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	1,050	1,029
Petronas Capital Ltd.
5.25%	08/12/19	1,050	1,177	(b)
7.88%	05/22/22	600	810	(b)
Petronas Global Sukuk Ltd.
4.25%	08/12/14	300	315	(b)

Philip Morris International Inc.
2.50%	05/16/16	$2,968	$3,069
Pioneer Natural Resources Co.
7.50%	01/15/20	4,672	5,480
Plains All American Pipeline LP
3.95%	09/15/15	2,968	3,143
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	800	974	(b)
Pride International Inc.
6.88%	08/15/20	4,384	5,140
Protective Life Corp.
8.45%	10/15/39	4,997	5,726
Prudential Financial Inc.
5.40%	06/13/35	1,870	1,806
PTTEP Australia International Finance Proprietary Ltd.
4.15%	07/19/15	1,000	1,020	(b)
PTTEP Canada International Finance Ltd.
5.69%	04/05/21	800	837	(b)
Qatari Diar Finance QSC (REIT)
5.00%	07/21/20	1,050	1,118	(b)
QVC Inc.
7.50%	10/01/19	3,626	3,889	(b)
RailAmerica Inc.
9.25%	07/01/17	2,544	2,779
Range Resources Corp.
5.75%	06/01/21	2,660	2,879
Raytheon Co.
1.40%	12/15/14	3,024	3,039
Reliance Holdings USA Inc.
4.50%	10/19/20	750	681	(b)
Republic Services Inc.
5.25%	11/15/21	2,516	2,853
5.70%	05/15/41	1,839	2,110
Reynolds Group Issuer Inc.
8.75%	10/15/16	5,733	6,034	(b)
Roche Holdings Inc.
6.00%	03/01/19	4,215	5,123	(b)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.00%	06/03/21	400	350	(b,i)
RZD Capital Ltd.
5.74%	04/03/17	600	603
Schlumberger Investment S.A.
3.30%	09/14/21	1,504	1,545	(b)
Schlumberger Norge AS
1.95%	09/14/16	1,504	1,522	(b)
Seagate HDD Cayman
7.75%	12/15/18	1,783	1,897	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2011

(dollars in thousands)

		Principal Amount	Fair Value

Solutia Inc.
7.88%	03/15/20	$2,393	$2,602
Southern Copper Corp.
6.75%	04/16/40	964	965
Sunoco Logistics Partners Operations LP
4.65%	02/15/22	2,971	3,038
Susser Holdings LLC
8.50%	05/15/16	4,587	4,948
Teva Pharmaceutical Finance Co BV
2.40%	11/10/16	3,032	3,084
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	5,863	6,105
Texas Instruments Inc.
2.38%	05/16/16	4,450	4,635
Textron Inc.
6.20%	03/15/15	3,958	4,249
TGI International Ltd.
9.50%	10/03/17	500	536
The AES Corp.
8.00%	10/15/17	2,771	3,048	(h)
The Coca-Cola Co.
3.30%	09/01/21	3,279	3,453
The Dow Chemical Co.
5.25%	11/15/41	3,031	3,188
The Goldman Sachs Group Inc.
3.63%	02/07/16	4,928	4,762
3.70%	08/01/15	2,857	2,799	(h)
5.25%	07/27/21	10,097	9,850
6.15%	04/01/18	6,141	6,338
6.75%	10/01/37	2,968	2,762
The Potomac Edison Co.
5.35%	11/15/14	1,520	1,685	(h)
Time Warner Cable Inc.
4.00%	09/01/21	3,620	3,662
5.50%	09/01/41	5,290	5,575
6.75%	07/01/18	8,303	9,862
Time Warner Inc.
3.15%	07/15/15	6,385	6,641
4.00%	01/15/22	3,009	3,104
5.38%	10/15/41	4,537	4,914
5.88%	11/15/16	3,262	3,765
TNK-BP Finance S.A.
6.13%	03/20/12	1,100	1,110
Transnet SOC Ltd.
4.50%	02/10/16	1,200	1,215	(b)
Transocean Inc.
6.38%	12/15/21	937	996
UBS AG
5.88%	07/15/16	4,309	4,292
Vail Resorts Inc.
6.50%	05/01/19	5,239	5,344
Verizon Communications Inc.
3.50%	11/01/21	6,937	7,222

Viacom Inc.
2.50%	12/15/16	$2,126	$2,125
3.88%	12/15/21	4,720	4,819
Vimpel Communications Via VIP Finance Ireland Limited OJSC
6.49%	02/02/16	800	749	(b)
7.75%	02/02/21	800	685	(b)
Visteon Corp.
6.75%	04/15/19	2,573	2,567	(b)
Voto-Votorantim Ltd.
6.75%	04/05/21	632	668	(b)
West China Cement Ltd.
7.50%	01/25/16	300	245	(b)
Williams Partners LP
4.13%	11/15/20	742	761
Willis Group Holdings PLC
4.13%	03/15/16	2,945	2,991	(h)
Windstream Corp.
7.75%	10/01/21	2,573	2,637	(h)
7.88%	11/01/17	3,773	4,084	(h)
Woodside Finance Ltd.
4.50%	11/10/14	5,213	5,489	(b,h)
Wynn Las Vegas LLC
7.88%	05/01/20	3,228	3,555	(h)
XL Group PLC (Series E)
6.50%	12/31/49	2,820	2,207	(h,i)
XLIT Ltd.
5.75%	10/01/21	3,306	3,489	(h)
Xstrata Finance Canada Ltd.
5.80%	11/15/16	3,976	4,337	(b,h)
			921,987

Non-Agency Collateralized Mortgage Obligations — 6.2%

Banc of America Merrill Lynch Commercial Mortgage Inc.
5.19%	09/10/47	4,270	4,723	(h,i)
5.63%	07/10/46	3,820	4,227
5.72%	02/10/51	7,900	8,644	(h,i)
5.73%	07/10/46	2,700	1,296	(i)
5.79%	02/10/51	5,460	5,166	(i)
5.89%	07/10/44	8,350	9,154	(i)
6.21%	02/10/51	3,800	4,289	(i)
6.25%	02/10/51	3,660	3,598	(i)
Banc of America Mortgage Securities Inc.
4.91%	02/25/36	609	19	(i,m)
6.00%	01/25/36	408	2	(i,m)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	5,690	6,171	(i)
5.39%	03/11/39	1,472	1,471	(h,i)
5.53%	04/12/38	2,750	2,850	(i)
5.71%	06/11/40	2,420	1,546	(h,i)
5.76%	09/11/38	3,355	3,508	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2011

(dollars in thousands)

		Principal Amount	Fair Value

5.98%	09/11/42	$700	$242	(i,m)
Commercial Mortgage Pass Through Certificates
4.98%	05/10/43	1,600	1,745	(i)
Credit Suisse First Boston Mortgage Securities Corp.
5.32%	10/25/35	1,610	40	(i,m)
Credit Suisse Mortgage Capital Certificates
5.42%	02/15/39	5,500	4,315	(h,i)
5.62%	02/25/36	706	16	(i,m)
DBUBS Mortgage Trust
5.56%	11/10/46	2,750	1,751	(b,h,i)
Extended Stay America Trust
5.50%	11/05/27	6,000	6,022	(b)
GS Mortgage Securities Corp. II
3.00%	08/10/44	3,010	3,085	(h)
5.54%	03/10/44	860	668	(b,h,i)
Impac CMB Trust
1.01%	10/25/34	2,813	2,227	(h,i)
6.66%	04/25/35	1,427	1,048	(d,h,i)
Impac Secured Assets CMN Owner Trust
5.00%	03/25/36	865	39	(d,h,i)
Indymac INDA Mortgage Loan Trust
4.98%**	01/25/36	50	—	(i,m)
Interstar Millennium Trust
1.15%	03/14/36	266	243	(d,h,i)
JP Morgan Chase Commercial Mortgage Securities Corp.
5.04%	03/15/46	1,720	1,866	(h,i)
5.14%	11/13/44	1,370	1,383	(b)
5.34%	08/12/37	13,330	14,553	(h,i)
5.44%	05/15/45 - 06/12/47	13,615	14,218	(h)
5.51%	04/15/43	2,090	1,089	(h,i)
5.79%	02/12/51	8,300	9,139	(h,i)
6.19%	02/12/51	1,080	369	(i,m)
LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	2,230	2,434
5.16%	02/15/31	2,970	3,277
6.15%	04/15/41	3,240	2,866	(i)
14.41%	12/15/39	26,439	467	(d,i,m)
MASTR Alternative Loans Trust
5.00%	08/25/18	867	89	(g,m,n)
Merrill Lynch Mortgage Trust
5.67%	05/12/39	5,538	4,230	(i)
Morgan Stanley Capital I
5.00%	01/15/21	1,592	1,365	(b,d,h,i)
5.16%	10/12/52	3,500	3,862	(h,i)
5.48%	02/12/44	4,770	4,544	(h,i)
5.62%	12/12/49	2,400	2,441	(h)
5.64%	06/11/42	2,820	2,128	(i)
5.73%	10/15/42	5,554	3,688	(h,i)

5.81%	08/12/41	$1,190	$1,359	(h,i)
5.81%	12/12/49	7,450	8,203	(h)
6.28%	01/11/43	2,940	3,051	(h,i)
MortgageIT Trust
6.20%	08/25/35	2,853	2,068	(d,h,i)
Opteum Mortgage Acceptance Corp.
5.78%	02/25/35	467	431	(d,h,i)
Residential Funding Mortgage Securities I
5.75%**	01/25/36	516	—	(m)
Sequoia Mortgage Trust
4.72%	06/20/34	178	150	(d,h,i)
Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	2,600	2,646	(i)
6.03%	06/15/45	2,730	1,372	(i)
Wells Fargo Mortgage Backed Securities Trust
5.50%	01/25/36 - 03/25/36	3,725	145	(m)
			171,538

Sovereign Bonds — 2.3%

Eskom Holdings SOC Ltd.
5.75%	01/26/21	1,600	1,628	(b)
Financing of Infrastrucural Projects State Enterprise
7.40%	04/20/18	600	467	(b)
8.38%	11/03/17	629	522	(b)
Government of 1Malaysia Sukuk Global Berhad
3.93%	06/04/15	800	832	(b)
Government of Argentina
2.50%	12/31/38	390	137	(j)
Government of Argentina
8.28%	12/31/33	271	193
Government of Belize
6.00%	02/20/29	12	7	(b,j)
6.00%	02/20/29	1,636	982	(j)
Government of Brazil
4.88%	01/22/21	632	706
5.63%	01/07/41	2,100	2,436	(h)
6.00%	01/17/17	300	350
8.25%	01/20/34	551	831
Government of Chile
3.25%	09/14/21	2,511	2,580
Government of Colombia
4.38%	07/12/21	700	753
6.13%	01/18/41	600	741
7.38%	03/18/19	1,000	1,260
Government of Costa Rica
10.00%	08/01/20	540	736	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2011

(dollars in thousands)

		Principal Amount	Fair Value

Government of Croatia
6.38%	03/24/21	$700	$639	(b,h)
Government of Dominican Republic
7.50%	05/06/21	2,100	2,058	(b,h)
Government of El Salvador
7.65%	06/15/35	1,130	1,153	(b,h)
Government of Ghana Republic
8.50%	10/04/17	1,200	1,314	(b,h)
Government of Grenada
4.50%	09/15/25	858	489	(b,h,j)
Government of Hungary
6.38%	03/29/21	1,030	922	(h)
7.63%	03/29/41	1,542	1,357	(h)
Government of Indonesia
4.88%	05/05/21	800	856	(b)
5.88%	03/13/20	550	623	(b)
11.63%	03/04/19	247	365	(b)
Government of Lebanon
4.00%	12/31/17	187	186
5.15%	11/12/18	518	513
6.10%	10/04/22	518	525
6.38%	03/09/20	600	630
Government of Lithuania
6.13%	03/09/21	1,050	1,045	(b)
6.75%	01/15/15	1,100	1,147	(b)
7.38%	02/11/20	500	540	(b)
Government of Mexico
5.13%	01/15/20	888	1,015
5.75%	10/12/49	1,056	1,125
6.05%	01/11/40	600	734
6.75%	09/27/34	533	694
Government of Namibia
5.50%	11/03/21	1,000	1,020	(b)
Government of Panama
6.70%	01/26/36	1,050	1,370
Government of Peru
5.63%	11/18/50	1,067	1,174
6.55%	03/14/37	1,624	2,062
7.35%	07/21/25	500	663
Government of Philippines
6.38%	01/15/32 - 10/23/34	1,800	2,139
6.50%	01/20/20	882	1,054
Government of Poland
5.00%	03/23/22	2,136	2,147
5.13%	04/21/21	515	524
6.38%	07/15/19	268	297
Government of Serbia Republic
7.25%	09/28/21	3,000	2,918	(b)
Government of South Africa
5.50%	03/09/20	800	896
6.25%	03/08/41	500	581
Government of Sri Lanka
6.25%	07/27/21	400	394	(b)
7.40%	01/22/15	700	732	(b,h)

8.25%	10/24/12	$500	$508
Government of Turkey
5.13%	03/25/22	1,900	1,815
5.63%	03/30/21	1,460	1,476
6.00%	01/14/41	1,000	943
6.88%	03/17/36	533	556
Government of Ukraine
6.25%	06/17/16	1,000	878	(b)
Government of Uruguay
6.88%	09/28/25	802	1,035
7.63%	03/21/36	200	277
Government of Venezuela
10.75%	09/19/13	589	595
Government of Vietnam
1.32%	03/12/16	205	184	(i)
Korea Expressway Corp.
4.50%	03/23/15	600	622	(b,h)
ProvInce of Manitoba Canada
4.90%	12/06/16	1,060	1,227	(h)
Russian Foreign Bond — Eurobond
5.00%	04/29/20	700	722	(b)
7.50%	03/31/30	445	517	(j)
Wakala Global Sukuk Bhd
2.99%	07/06/16	750	756	(b)
4.65%	07/06/21	750	792	(b)
			63,965

Municipal Bonds and Notes — 0.7%

American Municipal Power Inc.
6.27%	02/15/50	2,000	2,254
Municipal Electric Authority of Georgia
6.64%	04/01/57	6,394	6,646	(h)
New Jersey State Turnpike Authority
7.10%	01/01/41	1,495	2,047
7.41%	01/01/40	2,590	3,714
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	880	981
South Carolina State Public Service Authority
6.45%	01/01/50	1,495	2,015
State of California
5.70%	11/01/21	2,075	2,265
			19,922

FNMA — 0.0%*

Lehman TBA
5.50%**	TBA	1,893	—	(c,l,m)

Total Bonds and Notes (Cost $2,550,009)			2,598,570

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2011

(dollars in thousands)

		Number of Shares	Fair Value
Preferred Stock — 0.1%

XLIT Ltd. 3.526%
(Cost $3,510)		3,846	$2,674

Other Investments — 0.2%

GEI Investment Fund
(Cost $5,905)			5,669	(k)

Total Investment in Securities (Cost $2,559,424)			2,606,913

		Principal Amount	Fair Value
Short-Term Investments — 11.6%

Time Deposit — 2.9%

State Street Corp.
0.01%	01/03/12	$80,454	$80,454	(e)

Federal Agencies — 8.7%

Federal Home Loan Bank Discount Notes
0.03%	02/15/12	25,000	24,999	(d)
0.04%	03/28/12	80,000	79,996	(d)
Federal National Mortgage Assoc. Discount Notes
0.02%	02/01/12	25,000	25,000	(d)
0.04%	03/14/12	50,000	49,998	(d)
Federal National Mortgage Corp. Discount Notes
0.01%	01/18/12	59,500	59,499	(d)
			239,492

Total Short-Term Investments (Cost $319,921)			319,946

Total Investments (Cost $2,879,345)			2,926,859

Liabilities in Excess of Other Assets, net — (6.2)%			(171,489)

NET ASSETS — 100.0%			$2,755,370

Other Information

The Fund had the following long futures contracts open at December 31, 2011:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
2 Yr. U.S. Treasury Note Futures	March 2012	1,107	$244,145	$(6)
5 Yr. U.S. Treasury Note Futures	March 2012	218	26,870	165
30 Yr. U.S. Treasury Bond Futures	March 2012	117	16,943	259

				$418

The Fund had the following short futures contracts open at December 31, 2011:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
Ultra long U.S. Treasury Bond Futures	March 2012	567	$(90,826)	$(2,341)
10 Yr. U.S. Treasury Note Futures	March 2012	1,518	(199,048)	(2,305)

				$(4,646)

				$(4,228)

See Notes to Schedules of Investments and Notes to Financial Statements.

(dollars in thousands) — December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Funds have bought and the diversity of areas in which the Funds may invest as of a particular date. It may not be representative of the Funds’ current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the supplemental disclosure for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to $233,827 or 8.49% of the net assets of the GE S&S Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees. (unaudited)

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At December 31, 2011, all or a portion of this security was reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund.

(l)	Securities in default.

(m)	Illiquid Securities at December 31, 2011, these securities amounted to $2,889 or 0.10% of net assets for the GE S&S Income Fund. These securities have been determined to be illiquid using procedures established by the Fund’s Board of Trustees. (unaudited)

(n)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

†	Percentages are based on net assets as of December 31, 2011.

*	Less than 0.05%.

**	Principal amount or Fair value is less than $500.

Abbreviations:

ADR	— American Depository Receipt

REIT	— Real Estate Investment Trust

REMIC	— Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal of Security

TBA	— To be announced

Selected data based on a share outstanding throughout the fiscal years indicated

GE S&S U.S. Equity Fund	2011	2010	2009	2008	2007
Inception date					1/1/80
Net asset value, beginning of year	$40.23	$36.86	$28.15	$44.73	$46.31
Income from investment operations:
Net investment income	0.60	0.57	0.51	0.60	0.74
Net realized and unrealized gains (losses) on investments	(1.47)	3.38	8.70	(16.58)	3.24
Total income (loss) from investment operations	(0.87)	3.95	9.21	(15.98)	3.98

Less distributions from:
Net investment income	0.61	0.58	0.50	0.60	0.74
Net realized gains	—	—	—	—	4.82
Total distributions	0.61	0.58	0.50	0.60	5.56

Net asset value, end of year	$38.75	$40.23	$36.86	$28.15	$44.73

TOTAL RETURN(a)	(2.16)%	10.71%	32.71%	(35.70)%	8.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$3,595,722	$3,930,176	$3,720,632	$2,857,838	$4,678,236
Ratios to average net assets:
Net investment income	1.45%	1.49%	1.60%	1.53%	1.48%
Net expenses	0.16%	0.16%	0.19%	0.20%	0.10%
Gross expenses	0.16%	0.16%	0.19%	0.20%	0.10%
Portfolio turnover rate	39%	44%	45%	58%	55%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

The accompanying Notes are an integral part of these financial statements.

Selected data based on a share outstanding throughout the fiscal years indicated

GE S&S Income Fund	2011	2010	2009	2008	2007
Inception date					1/3/80
Net asset value, beginning of year	$11.27	$10.85	$10.49	$11.18	$11.15
Income (loss) from investment operations:
Net investment income	0.40	0.42	0.44	0.50	0.62
Net realized and unrealized gains (losses) on investments	0.49	0.44	0.36	(0.69)	0.03
Total income (loss) from investment operations	0.89	0.86	0.80	(0.19)	0.65

Less distributions from:
Net investment income	0.40	0.44	0.44	0.50	0.62
Net realized gains	0.09	—	—	—	—
Total distributions	0.49	0.44	0.44	0.50	0.62

Net asset value, end of year	$11.67	$11.27	$10.85	$10.49	$11.18

TOTAL RETURN(a)	8.01%	8.01%	7.80%	(1.73)%	6.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$2,755,370	$2,621,675	$2,437,612	$2,350,064	$2,527,067
Ratios to average net assets:
Net investment income	3.46%	3.78%	4.15%	4.64%	5.61%
Net expenses	0.16%	0.18%	0.19%	0.18%	0.15%
Gross expenses	0.16%	0.18%	0.19%	0.18%	0.15%
Portfolio turnover rate	439%	353%	322%	452%	426%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities December 31, 2011 (Amounts in thousands)	GE S&S U.S. EQUITY FUND	GE S&S INCOME FUND

ASSETS
Investments in securities, at Fair Value (cost $3,281,075 and $2,553,519, respectively)	$3,540,370	$2,601,244
Investments in affiliated securities, at Fair Value (cost $0 and $5,905, respectively)	—	5,669
Short-Term Investments at Amortized Cost (cost $53,622 and $319,921, respectively)	53,622	319,946
Cash	—	2,138
Foreign currency (cost $44 and $0, respectively)	44	—
Receivable for investments sold	—	374
Income receivables	3,245	20,417
Receivable for fund shares sold	394	3,251
Other assets	36	18
Total assets	3,597,711	2,953,057
LIABILITIES
Distributions Payable to Shareholders	—	300
Payable for investments purchased	—	194,688
Payable for fund shares redeemed	1,085	568
Payable to GEAM	297	782
Accrued other expenses	607	507
Variation margin payable	—	585
Other liabilities	—	257
Total liabilities	1,989	197,687
NET ASSETS	$3,595,722	$2,755,370
NET ASSETS CONSIST OF:
Capital paid in	3,745,127	2,714,085
Undistributed (over distributed) net investment income	—	(912)
Accumulated net realized gain (loss)	(408,700)	(1,089)
Net unrealized appreciation/(depreciation) on:
Investments	259,295	47,514
Futures	—	(4,228)
NET ASSETS	$3,595,722	$2,755,370
Shares outstanding ($25.00 and $10.00 par value respectively; unlimited shares authorized)	92,801	236,034
Net asset value per share	$38.75	$11.67

The accompanying Notes are an integral part of these financial statements.

Statements of Operations For the Year ended December 31, 2011 (Amounts in thousands)	GE S&S U.S. EQUITY FUND	GE S&S INCOME FUND

INVESTMENT INCOME
Income:
Dividends	$60,122	$51
Interest	1,030	96,011
Interest from affiliated investments	5	6
Less : Foreign taxes withheld	(130)	(22)
Total Income	61,027	96,046
Expenses:
Advisory and Administration fees	4,964	3,313
Transfer agent fees	301	264
Custody and accounting expenses	177	240
Professional fees	25	18
Shareholder servicing agent expenses	257	182
Other expenses	249	196
Total expenses	5,973	4,213
Net investment income	55,054	91,833
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	193,289	141,349
Futures	—	(41,069)
Foreign currency related transactions	(18)	—

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(324,970)	21,001
Futures	—	(7,983)
Foreign currency related transactions	—	—
Net realized and unrealized gain on investments	(131,699)	113,298
Net increase (decrease) in net assets resulting from operations	$(76,645)	$205,131

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the year ended December 31, 2011 and 2010 (Amounts in thousands)	GE S&S U.S. EQUITY FUND		GE S&S INCOME FUND

	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$55,054	$54,707	$91,833	$96,925
Net realized gain (loss) on investments, futures and foreign currency	193,271	13,528	100,280	52,114
Net increase (decrease) in unrealized appreciation/(depreciation) on investments, futures and foreign currency	(324,970)	313,164	13,018	47,186
Net increase (decrease) from operations	(76,645)	381,399	205,131	196,225
Distributions to shareholders from:
Net investment income	(55,602)	(55,766)	(91,605)	(100,470)
Net realized gains	—	—	(21,111)	—
Total distributions	(55,602)	(55,766)	(112,716)	(100,470)
Increase (decrease) in net assets from operations and distributions	(132,247)	325,633	92,415	95,755
Share transactions:
Proceeds from sale of shares	81,384	115,844	86,700	111,031
Value of distributions reinvested	52,060	52,150	107,981	95,911
Cost of shares redeemed	(335,651)	(284,083)	(153,401)	(118,634)
Net increase (decrease) from share transactions	(202,207)	(116,089)	41,280	88,308
Total increase (decrease) in net assets	(334,454)	209,544	133,695	184,063

NET ASSETS
Beginning of year	3,930,176	3,720,632	2,621,675	2,437,612
End of year	$3,595,722	$3,930,176	$2,755,370	$2,621,675
Undistributed (distribution in excess of) net investment income, end of year	$—	$—	$(912)	$(653)

CHANGES IN FUND SHARES

Shares sold by subscription	2,029	3,116	7,488	9,943
Issued for distributions reinvested	1,354	1,293	9,359	8,589
Shares redeemed	(8,275)	(7,668)	(13,426)	(10,615)
Net increase (decrease) in fund shares	(4,892)	(3,259)	3,421	7,917

The accompanying Notes are an integral part of these financial statements.

December 31, 2011

1.	Organization of the Funds

The GE S&S U.S. Equity Fund (effective December 30, 2011, the GE S&S Program Mutual Fund changed its name to the GE S&S U.S. Equity Fund) and GE S&S Income Fund (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the “Program”). The Program, through a trust, owns 63% of the GE S&S U.S. Equity Fund and 69% of the GE S&S Income Fund. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (GEAM) is the Funds’ investment adviser and a wholly-owned subsidiary of General Electric Company.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are not items to report.

The following summarizes the significant accounting policies of the Trust:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into derivative transactions to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due

December 31, 2011

to anticipated changes in interest rates and/or market conditions, gaining market exposure for accumulating and residual cash positions, for duration management, or when the transactions were economically appropriate to the reduction of risks inherent in the management of the Funds. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or to hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments Certain Funds purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Funds.

December 31, 2011

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments

December 31, 2011

that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Funds use the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Funds classify the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present the Funds' investments measured at fair value on a recurring basis at December 31, 2011:

(dollars in thousands)
Fund	Investments	Level 1	Level 2	Level 3	Total

GE S&S U.S. Equity Fund	Investments in Securities†
	Common Stock	$3,540,370	$—	$—	$3,540,370
	Short-Term Investments	—	53,622	—	53,622

	Total Investments in Securities	$3,540,370	$53,622	$—	$3,593,992

December 31, 2011

(dollars in thousands)
Fund	Investments	Level 1	Level 2	Level 3	Total

GE S&S Income Fund	Investments in Securities†
	U.S. Treasuries	$—	$539,436	$—	$539,436
	Agency Mortgage Backed	—	800,553	—	800,553
	Agency CMOs	—	59,396	—	59,396
	Asset Backed	—	21,773	—	21,773
	Corporate Notes	—	921,987	—	921,987
	Non-Agency CMOs	—	171,538	—	171,538
	Sovereign Bonds	—	63,965	—	63,965
	Municipal Notes and Bonds	—	19,922	—	19,922
	Preferred Stock	—	2,674	—	2,674
	Other Investments	—	5,669	—	5,669
	Short-Term Investments	—	319,946	—	319,946

	Total Investments in Securities	$—	$2,926,859	$—	$2,926,859

	Other Financial Instruments*
	Futures Contracts — Unrealized Appreciation	$424	$—	$—	$424
	Futures Contracts — Unrealized Depreciation	(4,652)	—	—	(4,652)

	Total Other Financial Instruments	$(4,228)	$—	$—	$(4,228)

†	See Schedule of Investments for Industry Classification

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended December 31, 2011:

(dollars in thousands)
GE S&S Income Fund	Agency CMOs	Asset Backed	Non-Agency CMOs	Total
Balance at 12/31/10	$3,698	$157	$1,965	$5,820
Accrued discounts/premiums	(98)	—	—	(98)
Realized gain (loss)	256	—	(454)	(198)
Change in unrealized gain (loss)	(281)	—	453	172
Purchases	—	—	—	—
Sales	(1,033)	—	(1)	(1,034)
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(2,542)	(157)	(1,963)	(4,662)
Balance at 12/31/11	$—	$—	$—	$—
Change in unrealized appreciation relating to securities still held at 12/31/11	$—	$—	$—	$—

There were no significant transfers between Level 1 and Level 2. Transfers between fair value levels are considered to occur at the beginning of the period.

December 31, 2011

4.	Derivatives Transactions

(Dollars in Thousands)

Shown below are the derivative contracts entered into by the S&S Income Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2011.

	Asset Derivatives December 31, 2011		Liability Derivatives December 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value($)	Location in the Statements of Assets and Liabilities	Fair Value($)
GE S&S Income Fund
Interest Rate Contracts	Assets, Net Assets – Net Unrealized Appreciation/ (Depreciation) on Futures	424*	Liabilities, Net Assets – Net Unrealized Appreciation/ (Depreciation) on Futures	(4,652	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets or Liabilities section of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging investments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Notional Amount of Futures Contracts Purchased/(Sold)($)	Realized Gain or (Loss) on Derivatives Recognized in Income($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income($)
GE S&S Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	6,812,975/ (6,607,530)	(41,069)	(7,983)

5.	Line of Credit

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $125 million. The credit facilities were not utilized by the Trust during the period ended December 31, 2011.

6.	Compensation and Fees Paid to Affiliates

Advisory and Administration Expenses

During 2011, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as advisory and administration expenses and shareholder servicing agent expense in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

December 31, 2011

7.	Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended December 31, 2011, were as follows:

(Dollars in Thousands):	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
GE S&S U.S. Equity Fund	$—	$—	$1,473,852	$1,688,767
GE S&S Income Fund	9,596,371	9,551,252	1,448,088	1,527,563

8.	Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2008, 2009, 2010 and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2011, information on the tax components of capital was as follows (dollars in thousands):

		Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
Fund	Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss	Late-Year Losses
GE S&S U.S. Equity Fund	$3,379,528	$425,776	$(211,312)	$214,464	$—	$—	$(363,868)	$—
GE S&S Income Fund	2,890,785	80,214	(44,140)	36,074	—	7,187	—	(1,976)

As of December 31, 2011, the following Fund has capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

	Amount (In Thousands)
Fund	Short- Term	Long-Term	Expires
GE S&S U.S. Equity Fund	$348,813	$—	12/31/2017
	15,055	—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2011, the Funds utilized prior year capital loss carryovers as follows:

Fund (In Thousands)	Amount
GE S&S U.S. Equity Fund	$166,078
GE S&S Income Fund	72,948

December 31, 2011

Any qualified late-year loss is deemed to arise on the first day of the Funds’ next tax year (if the Funds elect to defer such loss). Under this regime, generally, the Funds can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2011 as follows:

Fund (In Thousands)	Capital	Ordinary
GE S&S Income Fund	$1,976	$—

The tax composition of distributions paid during the year ended December 31, 2011 was as follows:

Fund (In Thousands)	Year	Ordinary Income
GE S&S U.S. Equity Fund	2011	$55,602
	2010	55,766
GE S&S Income Fund	2011	112,716
	2010	100,470

Distributions to Shareholders

GE S&S Income Fund declares investment income dividends daily and pays them monthly. The GE S&S U.S. Equity Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on foreign currency contracts, futures, losses deferred on offsetting positions, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2011 were as follows:

Fund (In Thousands)	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
GE S&S U.S. Equity Fund	$548	$18	$(566)
GE S&S Income Fund	(487)	1,893	(1,406)

9.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

The Shareholders and Board of Directors

GE S&S Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE S&S U.S. Equity Fund (formally known as the GE S&S Program Mutual Fund) and GE S&S Income Fund (collectively, the “Funds”), as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE S&S U.S. Equity Fund and GE S&S Income Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2012

For the year ended December 31, 2011

In Thousands

Summary

For the fiscal year ended December 31, 2011 certain dividends paid by the fund may be subject to a maximum income tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the ordinary dividends paid during the fiscal year, the following represent the amounts that may be considered qualified dividend income:

Fund name	Qualified Dividend Income (In Thousands)
GE S&S U.S. Equity Fund	$55,602

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

Fund name	Dividends Received Deduction
GE S&S U.S. Equity Fund	95.87%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

The Board of Trustees of the GE S&S Mutual Funds1 (the “Board”) considered and all those that were present unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated (“GEAM”) at a meeting held on December 12, 2011.

In considering whether to approve the Funds’ investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including numerous exhibits and other materials related to GEAM’s business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds’ operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

In reaching their determinations relating to continuance of the Funds’ investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent And Quality Of Services Provided

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

Investment Performance Of The Funds

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions

1 The GE S&S Mutual Funds include the GE S&S Income Fund and GE S&S U.S. Equity Fund (each, a “Fund” and collectively, the “Funds”).

focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and each Fund’s relative underperformance. The Board members discussed GEAM’s investment approach with respect to each Fund, and the reasons for the Funds’ relative underperformance.

The Board members concluded that the Funds’ performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided To The Funds

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. (“GEID”), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members also noted that none of the charges resulting from the Funds’ arrangements with GEAM and GEID may include any element of profit.

The Board members also noted that the Board had in prior years reviewed with GEAM personnel the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID, to the Funds, and that such assumptions and methods used in cost allocation had not changed for this year. The Board members also discussed with GEAM personnel that the basis for their belief that the methods of allocation used by GEAM continue to be reasonable for each area of GEAM’s business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized For The Benefit Of Fund Shareholders As The Funds Grow

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that, although none of the Funds experienced significant growth in assets over the past year, the Funds continue to enjoy fee and expense levels within or below the group of lowest fee and expense funds in their respective peer group comparisons.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds’ other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Costs To Be Incurred

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds’ expense ratios, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

Fall-Out Benefits

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each investment advisory agreement was in the best interests of the Funds and their shareholders.

Information about Trustees and Executive Officers:

The business and affairs of the Trust are managed under the direction of the GE S&S Mutual Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Interested Trustees and Executive Officers

Dmitri Stockton

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  47

Position(s) Held with Fund  Chairman of the Board

Term of Office and Length of Time Served  Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years  President and Chief Executive Officer of GEAM since May 2011; President and Chief Executive Officer of GE Capital’s Global Banking unit from January 2009 to April 2011; President and CEO of GE Money’s Central and Eastern European Banking Group from January 2005 to December 2008.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Member of the Board of GE Foundation since November 2009; Member of the Executive Advisory Council at North Carolina A&T State University School of Business and Economics since March 2011; Trustee of Elfun Funds and General Electric Pension Trust since May 2011 and Member of the National Board of Directors of A Better Chance since January 2012.

George A. Bicher

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  53

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years  Chief Risk Officer of GEAM since March 2011; formerly, Senior Vice President and Portfolio Manager at GEAM from 2009 to 2011; Director of U.S. Equity Research and Portfolio Manager at GEAM from 2006 to 2009; U.S. equity research analyst at GEAM from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust and Director of GEAM since March 2011.

Paul M. Colonna

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  43

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  President – Fixed Income at GEAM since March 2007; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President-Total Return Management at GEAM from March 2005 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since February 2007; Director of GEAM since March 2007 and Director of GE Asset Management Limited (GEAML) since December 2007.

Joon Won Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  42

Position(s) Held with Fund  Vice President & Assistant Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – Vice President and Assistant Secretary – 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Michael J. Cosgrove

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  62

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 24 years

Principal Occupation(s) During Past 5 Years  President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds & Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President – Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  28

Other Directorships Held by Trustee  Chairman of the Board and President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Gregory B. Hartch

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  42

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and the Strategy and Business Development Leader at GE Asset Management since December 2011; formerly Senior Vice President – Tactical Asset Allocation from 2010 to December 2011; Managing Director – International Real Estate from 2007 to 2010; and Director of Fixed Income Research from 2004 to 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since January 2012.

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  45

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, GE Investments Funds, Inc., Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Jeanne M. LaPorta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds and GE Investments Funds, Inc. since July 2003; Vice President of Elfun Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Ralph R. Layman

Address   c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  56

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 20 years

Principal Occupation(s) During Past 5 Years  President and Chief Investment Officer – Public Equities at GEAM since July 2009; President – International Equity Investments of GEAM from March 2007 to July 2009; Executive Vice President of GEAM from 1993 to March 2007; Executive Vice President – International Equity Investments at GEAM from 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993; Director of GE Asset Management Limited (GEAML) since September 1995 and Director of GEAM since July 2009.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  4 years

Principal Occupation(s) During Past 5 Years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  28

Other Directorships Held by Trustee  Trustee of Elfun Funds, Elfun Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007: Director of GE Investments Funds, Inc. and GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Donald W. Torey

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 18 years

Principal Occupation(s) During Past 5 years  President – Alternative Investments at GEAM since March 2007; Executive Vice President of GEAM from 1997 to March 2007; Executive Vice President – Alternative Investments from 1997 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993 and Director of GEAM since 1997.

David Wiederecht

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  55

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years  Director of GEAM and President and Chief Investment Officer – Investment Strategies since February 2008; Managing Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 2008; Director of GEAM since August 2008 and Director of Edmunds Holding Company since 1999.

Tracie Winbigler

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age 45

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Executive Vice President and Chief Financial Officer of GEAM since January 2011; HealthAhead Finance Leader for GE from April 2010 to December 1010; Chief Financial Officer of GE Transportation from January 2008 to March 2010; and Executive Vice President, Chief Financial Officer Integrated Media and TV Group for NBC Universal from March 2006 to December 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  28

Other Directorships Held by Trustee   Trustee of Elfun Funds and General Electric Pension Trust since January 2011; Director of GEAM since January 2011; Member of the IESE Business School and Global Women’s Forum Advisory Board.

Investment Adviser

GE Asset Management Incorporated

Program Trustees and Officers of the Investment Adviser

Dmitri Stockton, Trustee, President and Chief Executive Officer, GE Asset Management Incorporated (since May 2011)

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Trustee, Chief Risk Officer

Paul M. Colonna, Trustee, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, Trustee, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Trustee*, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, Trustee, President and Chief Investment Officer – Public Equity

Maureen B. Mitchell, President of Global Sales and Marketing

Steve Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Trustee, Executive Vice President, General Counsel and Secretary

Donald W. Torey, Trustee, President and Chief Investment Officer – Alternative Investments and Real Estate

David Wiederecht, Trustee, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Trustee, Executive Vice President, Chief Financial Officer

*	Effective January, 2012

Portfolio Managers

GE S&S U.S. Equity Fund	GE S&S Income Fund
David B. Carlson	Paul M. Colonna
Stephen V. Gelhaus	William Healey
Thomas R. Lincoln	Mark H. Johnson
Paul C. Reinhardt	Vita Marie Pike

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

State Street Bank & Trust Company

Shareholder Servicing Agent

Address all inquiries inside the Program to:	Address all inquiries outside the Program to:
GE S&SP Service Center	GE S&S Mutual Funds
c/o Fidelity Investments	BNY Mellon Asset Servicing
P.O. Box 770003	P.O. Box 9838
Cincinnati, OH 45277-0065	Providence, RI 02940

INSIDE THE SAVINGS & SECURITY PROGRAM

Shares or units held inside the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained on benefits.ge.com) or your S&SP Quarterly Investment Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Program by calling:

GE S&SP Service Center:  1-877-55-GESSP (1-877-554-3777)

or visit benefits.ge.com and click on My GE S&SP

OUTSIDE THE SAVINGS & SECURITY PROGRAM

If shares of U.S. Equity and Income Funds have been distributed to you from the Program, information on these investments may be obtained by calling:

GE Asset Management — Shareholder Services:  1-800-242-0134

or visit www.geam.com

M O R N I N G S T A R R A T I N G S™
Through December 31, 2011
FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
S&S U.S. Equity — (Large — Growth)
Overall	1748	¶	¶	¶
3 year	1477	¶	¶
5 year	1279	¶	¶	¶
10 year	804	¶	¶	¶	¶
S&S Income — (Intermediate-Term Bond Fund)
Overall	1238	¶	¶	¶
3 year	1017	¶	¶	¶
5 year	872	¶	¶	¶
10 year	582	¶	¶	¶

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its category on a scale of one to five stars through the evaluation of the historical balance of risk and adjusted return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

Past performance is no guarantee of future results.

This does not constitute a part of the Funds’ Shareholder Report

GE S&S Funds

1600 Summer Street

Stamford, CT 06905

Or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors Inc.

Member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

Or at:

PO Box 7900

Stamford, CT 06904-7900

www.geam.com

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

SS-1 (2/12)

ITEM 2.	CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Donald W. Torey and Tracie Winbigler are designated as audit committee financial experts for the Funds; and further that it is the finding of the Board of Trustees that Mr. Torey and Ms. Winbigler qualify as audit committee financial experts. Each audit committee member is deemed to be an “interested person” of the Funds as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $21,076 in 2010 and $18,500 in 2011.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the S&S Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund’s independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund’s investment adviser and the extent to which the Auditor provides non-audit services to the Fund’s investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below; (ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund’s audits and any partner responsible for the reviewing the Fund’s audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund’s financial statements;

(f) to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund’s investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund’s principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund’s officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and their financial reporting;

(k) to report on the Fund’s qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund’s tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund’s fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2010 or 2011 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2010 and $0 in 2011.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates that were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The Registrants audit committee members are: Donald W. Torey and Tracie Winbigler.

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Attached hereto as exhibit 3 is the company’s Code of Ethics.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Dmitri L. Stockton and Arthur A. Jensen as principal executive officer and principal financial officer, respectively of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

General Electric S&S U.S. Equity Fund

By:	/S/ DMITRI L. STOCKTON
Dmitri L. Stockton
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date:	February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ DMITRI L. STOCKTON
Dmitri L. Stockton
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date:	February 24, 2012

By:	/S/ ARTHUR A. JENSEN
Arthur A. Jensen
Treasurer, GE S&S Funds

Date:	February 24, 2012

EXHIBIT INDEX

(a) Attached hereto as exhibit 3 is the company’s Code of Ethics.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.